                                POWER OF ATTORNEY

      I, Alison Alden, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 24, 2006 and remains in effect until revoked or revised.

SIGNATURE                        TITLE               DATE
----------------               --------         --------------
/s/ Alison Alden               Director         March 24, 2006
----------------
Alison Alden

                                POWER OF ATTORNEY

      I, James P. O'Malley, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 27, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE                DATE
---------------------          --------         --------------
/s/ James P. O'Malley          Director         March 27, 2006
---------------------
James P. O'Malley

                                POWER OF ATTORNEY

      I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE                DATE
---------------------          --------         --------------
/s/ James R. Boyle             Director         March 25, 2006
---------------------
James R. Boyle

                                POWER OF ATTORNEY

      I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE                DATE
------------------------       --------         --------------
/s/ John D. DesPrez III        Director         March 25, 2006
------------------------
John D. DesPrez III

                                POWER OF ATTORNEY

      I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 27, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE                DATE
-----------------              --------         --------------
/s/ Diana Scott                Director         March 27, 2006
-----------------
Diana Scott

                                POWER OF ATTORNEY

      I, Rex Schlaybaugh Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 29, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE                DATE
------------------------       --------         --------------
/s/ Rex Schlaybaugh Jr.        Director         March 29, 2006
------------------------
Rex Schlaybaugh Jr.

                                POWER OF ATTORNEY

      I, Robert Cook, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 24, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE                DATE
---------------                --------         --------------
/s/ Robert Cook                Director         March 24, 2006
---------------
Robert Cook

                                POWER OF ATTORNEY

      I, John R. Ostler, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 30, 2006 and remains in effect until revoked or revised.


SIGNATURE                       TITLE                DATE
------------------             --------         --------------
/s/ John R. Ostler             Director         March 30, 2006
-------------------
John R. Ostler

                                POWER OF ATTORNEY

      I, Warren Thomson, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 25, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE                DATE
--------------------           --------         --------------
/s/ Warren Thomson             Director         March 25, 2006
--------------------
Warren Thomson